Who We Are

Big Enough to Deliver; Small Enough to Care

(deposits as of 12/31/03) $6.2 BN Deposits 205 Branches NJ / Statewide 99 NY / NYC and North 36 CT / Greenwich to Hartford 45 PA / Philadelphia MSA 25

•Population of 16 Million •Deposits of $320 Billion •Many Small Businesses •Household Income of $60,000

Return on Average Equity & Return on Average Assets

High Returns plus:

• Attractive markets

• Favorable loan/deposit mix

• High net interest margin

• Increasing fee income

• Expense control

•	Capital management

Our Focus is on High Growth High Profit Areas of our Business

Acquisition Parameters, and Outlook

We Have Primarily Focused on Internal Growth in Recent Years—increases realized in core loans, deposits and fee income business

- B of A/Fleet merger creates unique opportunities

Recent Acquisitions by HU Were Small in Size and at Low or No Premiums—acquisition of Flatiron an insurance premium finance company—private label credit card portfolios

- CBC deposits from the FDIC

- de novo insurance agency

We Will Consider Acquisitions to Supplement Internal Growth—if they add customer relationships—if they add product capabilities

- if we believe that they will be accretive to EPS 4

Commercial Middle Market Lending is a Priority Business

16% Growth Rate Over Past Year

24% Commercial Deposit Balances to Commercial Loans

Loan Features/Credit Features Customer Profile

• small average balances •located in our footprint • no shared national credits / •owner- manager few purchased participations •multi-generational • low LTV/ high cash flow coverage •willing to provide collateral/ personal guarantees • owner occupied •wants full service / • Prime or other variable rate / compensating deposits /fees for service no rate caps /short maturities

Commercial Lending Historical Charge-Offs

(includes both C&I and Comm’l Real Estate)

(C/O as        % of balances)

Credit Card Loan Niche—“Shopper’s Charge Accounts”

($ 324 M at 12/31/03)

14% Annual Growth in 2003 Credit Card Fee Income

Customer Profile-Merchant

Loan /Credit Features

•110 active merchants /

•management team from 10,000 stores nationwide Macy’s/ Sears •wants full service /high touch/ •full yields and fees / willing to pay for service no teaser rates

Customer Profile-Consumer •average balance of $700 •FICO score of 730+ (up 17% over prior year) seasoned borrowers •short maturity/ •store purchases only/no credit high cash flow lines/ not a VISA card 7

Shopper’s Charge Historical Charge-Offs

(Does not include other traditional credit card business)

(C/O as        % of balances)

Flatiron Credit Company Acquisition

109% Growth in PreTax Income Over Past Year* $248 Million Loan Balances at 12/31/03 $567 After Tax Contribution November—December 2003

Profile Loan Features

•7th largest insurance premium finance •short maturity fixed rate company in nation •Secured by remaining unearned •small business customers insurance premiums •located through out nation

* Flatiron Credit was acquired by the Company on 10/31/2003

Favorable NPAs/ Asset Quality Trends

Other Asset Quality Data Allowance as        % of NPLs at 12/31/03 513% Allowance as        % of Loans at 12/31/03 1.46% Pretax, Preprovision Income as        % of Provision 696% COs as        % of Provision for YTD 12/31/2003 97%

An Attractive Deposit Mix

Cost of Deposits in Q4 2003 of 0.77%

Internal Focus •Few New Offices •Pricing Discipline •Service Standards •Selling Emphasis •Improved Management

Non Interest Checking Now/Savings/MMDA 11

Earnings Leverage From Our Loan and Deposit Mix

NIM of 4.05% in 2003 Q4

Loan to Deposits at 12/31/03 75%

Hudson United—Income Statement -2003 Q4

($millions) *see 4th Q press release dated 1/20/2004 for more detail

Earnings Power of HU

•NIM of 4.05%

•Non-Interest Income 35%

•ROA of 1.45%

•ROE of 25.77%

Unique Items 4Q 2003*

•Securities gain of $ 4.8 million

•Tax related income of $1.5 million

•Salaries and benefit expense of $4.5 million

•Write-off of certain assets of $3.4 million

•Expense from exit of correspondent banking

business of $2.4 million

Net Interest Income $ 75.1

Provision (5.5)

Non-Interest Income 36.3

Securities Gains 4.8

Operating Expense (71.5)

Intangible Amortization (3.1)

Pretax Income $ 36.1

Tax Provision (6.6)

Net Income $ 29.5

EPS $ 0.66/share

Net Interest Margin—2003

Premium amortization

10

Non-Interest Income Is Diversified

(excluding securities gain/losses)

Components in 4 Q 2003

• Retail Service Fees $9.6 •Credit Card Fees 9.2 •Loan Fees 2.4

• ATM/Debit Card Fees 1.7 •Merchant Fees 1.4 •Separate Account BOLI 2.2 •Trust income7 •Landfill Gas Investment 4.5 •All Other 4.6 •Total $36.3

Trend in Operating Expenses

$            in millions

Cost Reductions Realized In •Telephone •Supplies •Overtime •Marketing What We Have Not Done •No Layoffs •No Branch Closings •No Divestitures

*represents non-GAAP information for GAAP information please refer to pg 22

**Includes $11.4 million in expenses related to expense from landfill gas investments and $10.3 million in unique expenses (see Company’s press release dated 1/20/04) 15

Successful Management of Effective Tax Rate

Growth in Comparable and Linked Quarter EPS

*represents non-GAAP

information for GAAP information please refer to pg. 22

Comparable Quarter Actual EPS

Linked Quarter Actual EPS 2000 Q3 0.45 Q4 0.45 2001 Q1 0.46 Q2 0.49 Q3 0.51 Q4 0.54 2.00 2002 Q1 0.55* Q2 0.56 Q3 0.60 Q4 0.63 2.34 2003 Q1 0.63 Q2 0.65 Q3 0.68 Q4 0.66 $2.61 17

Favorable EPS Growth

*represents non-GAAP information for GAAP (diluted earnings per share) information please refer to pg. 22

** Estimates are derived from SNL Financial and First Call from analysts listed in this presentation. The use of these estimates does not imply that Hudson has adopted any of these estimates. Hudson did indicate comfort with a range within 18 the 2004 estimate for the entire year in its fourth quarter press release.

Balanced Approach to Capital Management

Shares Repurchased (in millions)

(4 million shares still authorized to be repurchased)

Average Purchase Price $23

*	Estimated 19

Dividend Growth – Annual Dividends Paid Adjusted for Stock Splits and Stock Dividends

Current Dividend Yield 3.4%

( stock price as of 1/22/2003) 20

Hudson United—Our Value Proposition

High Consistent EPS ROE / ROA Growth

High Returns

Strong to Shareholders Healthy Dividend Asset Quality Yield

Franchise Value in

- Loans

- Deposits

-	Fee Businesses

Analysis of EPS for 1stQ 2002 and YTD December 31, 2002

(selected financial information)

Actual Adjustments Operating results

1Q 02 YTD 1Q 02 YTD

Net Interest Income $ 71,562 $ 300,757 $ 0 $ 71,562 $ 300,757

Noninterest Income 102,583 185,122 77,000 25,583 108,122

Total Revenues $ 174,145 $ 485,879 $ 77,000 $ 97,145 $ 408,879

Loan Loss Provision:

• Portfolio loans 7,500 30,000 0 7,500 30,000

• Accelerated disposition 21,333 21,333 21,333 0 0

Operating expenses 74,274 247,126 21,490 52,784 225,636

Pretax income $ 71,038 $ 187,420 $ 34,177 $ 36,861 $ 153,243

Tax expense 28,757 64,214 16,961 11,796 47,253

Net income $ 42,281 $ 123,206 $ 17,216 $ 25,065 $ 105,990

EPS $0.93 $2.72 $ 0.38 $0.55 $2.34

Efficiency 42.6% 50.9% 54.3% 55.2%

The year to date and 1stQ results of 2002 included a $77.0 million cash payment received from Dime Bancorp, Inc. (“Dime”) representing the final termination payment relating to the uncompleted merger of the Company and Dime; an additional $21.3 million provision for loan and lease losses relating to the accelerated disposition of certain nonperforming commercial and industrial loans; and also $21.5 million of certain expenses. 22

Forward-Looking Information

Today’s presentation does contain forward-looking statements regarding the financial condition, results of operations and business of Hudson. Those statements are not historical facts and may include expressions about Hudson’s confidence and strategies, management’s expectations about earnings, new and existing programs and products, relationships, opportunities, technology and market conditions.

These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate. Written information concerning factors that could cause results to differ materially from the results the forward-looking statements contemplate can be found in Hudson’s press release on its fourth quarter 2003 earnings, Hudson’s Form 10K for the year ended December 31, 2002, as well as in Hudson’s other recent SEC filings. Hudson assumes no obligation for updating its forward-looking statements at any time.

This presentation contains certain selected financial information of Hudson United Bancorp. More complete financial information is available on the SEC’s website at www. sec.gov and at Hudson’s website at www.hudsonunitedbank.com. 23

Non-GAAP Measures

This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principals (“GAAP”). These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to certain items, including gains or losses, that are unusual in nature or are associated with mergers and acquisitions. The Company’s management feels that it is necessary to discuss certain items in this manner to give a more meaningful assessment of the Company’s performance because of certain income and expense items that occurred in the first quarter of 2002 related to the Dime merger termination (see paragraph on page 22 “Analysis of EPS for 1st Q 2002 and YTD December 31, 2002”).

This presentation contains certain selected financial information of Hudson United Bancorp. More complete financial information is available on the SEC’s website at www. sec.gov and at Hudson’s website at www.hudsonunitedbank.com.